ACCOUNTS AND OTHER RECEIVABLE, NET - Allowance for Doubtful Accounts (Details) - Accounts receivable - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Reconciliation of changes in allowance account for credit losses of financial assets [abstract]
Beginning of period	$ 348	$ 204
Add: increase in allowance	74	240
Deduct: bad debt write-offs	(52)	(50)
Foreign currency translation and other	45	(46)
End of period	$ 415	$ 348